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Exhibit 99.1 Biotech HOLDRS Trust Prospectus

PROSPECTUS

                           [LOGO] BIOTECH HOLDRS SM

                       1,000,000,000 Depositary Receipts
                            Biotech HOLDRS SM Trust

     The Biotech HOLDRS SM Trust issues Depositary Receipts called Biotech
HOLDRS SM representing your undivided beneficial ownership in the common stock of a group of specified companies that are involved in various segments of the biotechnology industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Biotech HOLDRS in a round-lot amount of 100 Biotech
HOLDRS or round-lot multiples. Biotech HOLDRS are separate from the underlying deposited common stocks that are represented by the Biotech HOLDRS. For a list of the names and the number of shares of the companies that make up a Biotech
HOLDR, see "Highlights of Biotech HOLDRS--The Biotech HOLDRS" starting on page
10.

     Investing in Biotech HOLDRS involves significant risks. See "Risk
Factors" starting on page 4.

     Biotech HOLDRS are neither interests in nor obligations of either the initial depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or The
Bank of New York, as trustee.

     The Biotech HOLDRS are listed on the American Stock Exchange under the symbol "BBH." On January 18, 2001, the last reported sale price of the Biotech
HOLDRS on the American Stock Exchange was $146.33.

                                ---------------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                ---------------

               The date of this prospectus is January 23, 2001.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of
Merrill Lynch & Co., Inc.
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                               TABLE OF CONTENTS

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Summary....................................................................   3
Risk factors...............................................................   4
Highlights of Biotech HOLDRS...............................................  10
The Trust..................................................................  16
Description of Biotech HOLDRS..............................................  16
Description of the Underlying Securities...................................  17
Description of the Depositary Trust Agreement..............................  19
Federal Income Tax Consequences............................................  23
ERISA Considerations.......................................................  26
Plan of Distribution.......................................................  26
Legal Matters..............................................................  27
Where You Can Find More Information........................................  27

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      This prospectus contains information you should consider when making your investment decision. With respect to information about Biotech HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Biotech HOLDRS in any jurisdiction where the offer or sale is not permitted.

      The Biotech HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Biotech HOLDRS or of the underlying securities through an investment in the Biotech HOLDRS.

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                                    SUMMARY

      The Biotech HOLDRS trust was formed under the depositary trust agreement, dated as of November 18, 1999 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Biotech HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

      The trust currently holds shares of common stock issued by a group of specified companies that at the time of the initial offering were generally considered to be involved in various segments of the biotechnology industry. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Biotech HOLDRS is specified under "Highlights of Biotech HOLDRS--The Biotech HOLDRS." This group of common stocks, and the securities of any company that may be added to the Biotech HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 20 companies included in the Biotech HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Biotech HOLDRS are separate from the underlying common stocks that are represented by the Biotech HOLDRS. On January 17, 2001, there were 9,771,900 Biotech HOLDRS outstanding.

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                                  RISK FACTORS

      An investment in Biotech HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Biotech HOLDRS, including the risks associated with a concentrated investment in the biotechnology industry.

General Risk Factors

     . Loss of investment. Because the value of Biotech HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Biotech HOLDRS if the underlying securities decline in value.

     . Discount trading price. Biotech HOLDRS may trade at a discount to the aggregate value of the underlying securities.

     . Not necessarily representative of the biotechnology industry. At the time of the initial offering, the companies included in the Biotech HOLDRS were generally considered to be involved in various segments of the biotechnology industry. However, the market price of the underlying securities and the Biotech HOLDRS may not necessarily follow the price movements of the entire biotechnology industry. If the underlying securities decline in value, your investment in the Biotech HOLDRS will decline in value, even if common stock prices of companies in the biotechnology industry generally increase in value. In addition, since the time of the initial offering, the companies included in the Biotech HOLDRS may not be involved in the biotechnology industry. In this case, the Biotech HOLDRS may not consist of securities issued only by companies involved in the biotechnology industry.

     . Not necessarily comprised of solely biotechnology companies. As a result of distributions of securities by companies included in the Biotech HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Biotech HOLDRS and that are not involved in the biotechnology industry may be included in the Biotech HOLDRS. Pursuant to an amendment to the depositary trust agreement, the securities of a new company will only be distributed from the Biotech HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Biotech HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. As there are only 11, broadly defined sector classifications, the use of Standard and Poor's sector classifications to determine whether a new company will be included in the Biotech HOLDRS provides no assurance that each new company included in the Biotech HOLDRS will be involved in the biotechnology industry. Currently, the underlying securities included in the Biotech HOLDRS are represented in the Health Care and Technology sectors. Since each sector classification is defined so broadly, the securities of a new company could have the same sector classification as a company currently included in the Biotech HOLDRS yet not be involved in the biotechnology industry. In addition, the sector classifications of securities included in the Biotech HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both. Therefore, additional sector classifications may be represented in the Biotech HOLDRS which may also result in the inclusion in the Biotech HOLDRS of the securities of a new company that is not involved in the biotechnology industry.

     . No investigation of underlying securities. The underlying securities initially included in the Biotech HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of common stocks in the biotechnology industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Biotech HOLDRS trust, the trustee, Merrill

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        Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

     . Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Biotech HOLDRS may not necessarily be a diversified investment in the biotechnology industry. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Biotech HOLDRS, may also reduce diversification. Biotech HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

     . Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Biotech HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Biotech HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Biotech HOLDRS will involve payment of a cancellation fee to the trustee.

     . Trading halts. Trading in Biotech HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Biotech HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Biotech HOLDRS, you will not be able to trade Biotech HOLDRS and you will only be able to trade the underlying securities if you cancel your Biotech HOLDRS and receive each of the underlying securities.

     . Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Biotech HOLDRS. If the Biotech HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Biotech HOLDRS are listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Biotech HOLDRS are delisted. There are currently 20 companies whose securities are included in the Biotech HOLDRS.

     . Possible conflicts of Interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, has selected the underlying securities that were originally included in the Biotech HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issuers of the underlying securities.

Risk Factors Specific to the Biotechnology Industry

     . The stock prices of companies involved in the biotechnology industry have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Biotech HOLDRS, and you could lose a substantial part of your investment. The trading prices of the stocks of biotechnology companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

            .   general market fluctuations;

            . actual or anticipated variations in companies' quarterly operating results;

            . announcements of technological innovations by competitors of the companies included in the Biotech HOLDRS;

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            .   changes in financial estimates by securities analysts;

            .   changes in the market valuations of biotechnology companies;

            . legal or regulatory developments affecting companies included in the Biotech HOLDRS or in the biotechnology industry;

            . announcements by biotechnology companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

            .   additions or departures of key personnel; and

            . sales of biotechnology companies' common stock or other securities in the open market.

        In addition, the trading prices of biotechnology stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many biotechnology stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of biotechnology companies, generally, could depress the stock prices of a biotechnology company regardless of biotechnology companies' results. Other broad market and industry factors may decrease the stock price of biotechnology stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession or interest rate or currency rate fluctuations, also may decrease the market price of biotechnology stocks.

        As a result of fluctuations in the trading prices of the companies included in the Biotech HOLDRS, the trading price of Biotech HOLDRS has fluctuated significantly. The initial offering price of a Biotech HOLDR, on November 22, 1999, was $109.18 and over the last year it has reached a high of $243.77 and a low of $121.18.

     . Biotechnology companies face uncertainty with respect to pricing and third party reimbursement. Biotechnology companies will continue to be affected by the efforts of governments and third party payors, such as government health organizations, private health insurers and health maintenance organizations, to contain or reduce health care costs. For example, in certain foreign markets pricing or profitability of biotechnology products and technologies is subject to control. In the United States, there has been, and there will likely to continue to be, a number of federal and state proposals to implement similar government control. Also, an increasing emphasis on managed health care in the United States will continue to put pressure on the pricing of the products and technologies of biotechnology companies. The announcement or adoption of such proposals could have a material adverse affect on a biotechnology companies' business and financial condition. Further, the sales of the products of many biotechnology companies are often dependent, in part, on the availability of reimbursement from third party payors. Third party payors are increasingly challenging the prices charged for health care products and technologies and denying or limiting coverage for new products. Even if a biotechnology company can bring a product or technology to market, there can be no assurance that these products or technologies will be considered cost-effective by third party payors and that sufficient reimbursement will be available to consumers to allow for the sale of the products and services on a profitable basis.

     . Protection of patent and proprietary rights of biotechnology companies is difficult and costly. The success of many biotechnology companies is highly dependent on a biotechnology company's ability to obtain patents on current and future products and technologies, to defend its existing patents and trade secrets and operate in a manner that does not infringe on the proprietary rights of other biotechnology companies. Patent disputes

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        are frequent and can preclude the successful commercial
        introduction of products and technologies. As a result, there is significant litigation in the biotechnology industry regarding patent and other intellectual property rights. Litigation is costly and could subject a biotechnology company to significant liabilities to third parties. In addition, a biotechnology company could be forced to obtain costly third-party licenses or cease using the technology or product in dispute.

     . Biotechnology companies are subject to extensive government regulation. Products and technologies offered by biotechnology companies are subject to strict regulation by the Food and Drug Administration in the United States and similar agencies in other countries. Many of the products will require extensive pre-clinical testing, clinical trials, other testing, government review and final approval before any marketing of the product will be permitted. This procedure could take a number of years and involves the expenditure of substantial resources. The success of a biotechnology company's current or future product will depend, in part, upon obtaining and maintaining regulatory approval to market products and, once approved, complying with the continued review by regulatory agencies. The failure to obtain necessary government approvals, the restriction of existing approvals, loss of or changes to previously obtained approvals or the failure to comply with regulatory requirements could result in fines, unanticipated expenditures, product delays, non-approval or recall, interruption of production and even criminal prosecution. Even if regulatory approval is granted for a product, the approval may be limited to only specific applications for which the product or technology is useful, as demonstrated through clinical trials.

     . Biotechnology companies must keep pace with rapid technological change to remain competitive. The biotechnology industry is highly competitive and is subject to rapid and significant technological change. Biotechnology companies will face continued competition as new products enter the market and advanced technologies become available. The success of a biotechnology company will depend on its ability to develop products and technologies that are at least as clinically effective or cost-effective than its competitors' products and technologies or that would render its competitors' products and technologies obsolete or uncompetitive.

     . Results of research and development of new products and technologies are unpredictable. Successful product or technology development in the biotechnology industry is very uncertain and only a small number of research and development programs will result in the marketing and sale of a new product or technology. Many products and technologies that appear promising may fail to reach the market for many reasons, including results indicating lack of effectiveness or harmful side effects in clinical or pre-clinical testing, failure to receive necessary regulatory approvals, uneconomical manufacturing costs or competing proprietary rights. In addition, there is no certainty that any product or technology in development will achieve market acceptance from the medical community, third party payors or individual users.

     . Biotechnology companies may be exposed to extensive product liability costs. The testing, manufacturing, marketing and sale of many of the products and technologies developed by biotechnology companies inherently expose biotechnology companies to potential product liability risks. Many biotechnology companies obtain limited product liability insurance; further, there can be no assurance that a biotechnology company will be able to maintain its product liability insurance, that it will continue to be able to obtain adequate product liability insurance on reasonable terms or that any product liability insurance obtained will provide adequate coverage against potential liabilities.

     . Biotechnology companies face challenges gaining governmental and consumer acceptance of genetically altered products. Biotechnology companies may be involved in the development of genetically engineered agricultural and food products. The commercial success of these products will depend, in part, on governmental and public acceptance of their cultivation,

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        distribution and consumption. Public attitudes may be influenced by the media and by opponents who claim that genetically engineered products are unsafe for consumption, pose unknown health risks, risks to the environment or to social or economic practices. Biotechnology companies may continue to have to expend significant resources to foster governmental and consumer acceptance of genetically engineered agricultural and food products, particularly in Europe where securing governmental approvals for, and achieving consumer confidence in, these products continues to pose numerous challenges. The success of any genetically engineered agricultural and food products may be delayed or impaired in certain geographical areas due to the existing or future regulatory, legislative or public acceptance issues. Applera Corporation--Celera Genomics Group, one of the underlying securities of the Biotech HOLDRS, is involved in the development of genetically-based plant and animal breeding. Other companies representing underlying securities of the Biotech HOLDRS may become involved in the development of genetically engineered agricultural and food products.

     . Many companies included in the Biotech HOLDRS have a limited operating history which makes financial forecasting difficult. Many companies included in the Biotech HOLDRS are not able to forecast operating expenses based on their historical results. Accordingly, they base their forecast for expenses in part on future revenue projections. Most expenses are fixed in the short term and it may not be possible to quickly reduce spending if revenues are lower than projected. A biotechnology company's ability to forecast accurately its quarterly revenue is limited because its products have a long sales cycle that makes it difficult to predict the quarter in which it can recognize revenue, and because of the variability of client demand for its professional services. The business, operating results and financial condition of biotechnology companies may be materially adversely affected if their revenues do not meet their projections.

     . Many biotechnology companies are dependent on key personnel for success. The success of many biotechnology companies is highly dependent on the experience, abilities and continued services of key executive officers and key scientific personnel. If these companies lose the services of any of these officers or key scientific personnel, their future success could be undermined. The success of many biotechnology companies also depends upon their ability to attract and retain other highly qualified scientific, managerial sales and manufacturing personnel and their ability to develop and maintain relationships with qualified clinical researchers. Competition for such personnel and relationships is intense and many of these companies compete with each other and with universities and non-profit research organizations. There is no certainty that any of these biotechnology companies will be able to continue to attract and retain qualified personnel or develop and maintain relationships with clinical researchers.

     . It may be impossible to initiate legal proceedings or enforce judgments against some of the companies included in the Biotech HOLDRS. Some of the companies included in the Biotech HOLDRS were incorporated under the laws of a jurisdiction other than the United States and a substantial portion of their assets are located outside the United States. As a result, it may be impossible to effect service of process within the United States on some of the companies included in the Biotech HOLDRS or enforce judgments made against them in courts in the United States based on civil liability provisions of the securities laws of the United States. In addition, judgments obtained in the United States, especially those awarding punitive damages, may not be enforceable in foreign countries.

     . Two securities currently included in the Biotech HOLDRS, Applera Corporation--Celera Genomics Group and Applera Corporation--Applied Biosystems Group, are tracking stocks and are therefore subject to additional risks relating to an investment in tracking stocks. The risks associated with tracking stocks include the following:

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            .   Stockholders of a tracking stock remain invested in the entire company issuing the tracking stock, even though the tracking stock is intended to reflect the operating performance of specific operations of a company's business. As a result, the performance and financial results of one of the tracked operations of Applera Corporation could also negatively affect the market price of Applera Corporation's other tracking stock and magnify the negative effect on the Biotech HOLDRS. This may also result in the market price of the tracking stock not solely reflecting the performance of the operations the tracking stock is intended to reflect.

            . A holder of tracking stock does not have any direct voting rights to elect the management of the operations represented by the tracking stock or to make fundamental decisions affecting the tracked operations. The holders of tracking stock have voting rights that are similar to that of common shareholders of the company that issued the tracking stock, and would, along with the other shareholders, be limited to electing the management of the entire company rather than the management of the tracked operations. In addition, all of the shareholders of the company may be entitled to vote on fundamental decisions affecting the tracked operations. Consequently, the management of the company may make operational, financial and other decisions that may not be in the best interests of the holders of one of Applera Corporation's tracking stocks or that favor one tracking stock to the detriment of the other tracking stock. For example, management of the company may decide to sell assets or discontinue operations relating to the tracked operations without the consent of the holders of the tracking stock and the consideration received on any sale of assets may be less than what would be received if the tracked operations were a separate company. In addition, management of the company could adversely change the terms of the tracking stock without seeking the approval of a majority of the holders of the tracking stock affected by the change.

            . Applera Corporation has the option to convert Celera Genomics Group and Applied Biosystems Group tracking stock into Applera Corporation common stock. It is possible that the consideration received as a result of any conversion may be lower than the market price at the time of the deposit into the Biotech HOLDRS and that the security received in exchange may not reflect the economic performance of the tracked operations.

            . In the event of a dissolution of Applera Corporation, the holders of the tracking stocks will not have preferential rights to the respective assets of the tracked operations of Applera Corporation and these assets may become subject to liabilities attributable to the other group. In addition, any payment to the holders of the tracking stock as a result of a dissolution may be allocated between groups by a specified formula regardless of each group's relative contribution to the company as a whole.

            . On each additional issuance of any class of stock by Applera Corporation, the voting rights, rights on dissolution and rights to dividends on Applera Corporation tracking stocks will be diluted. In addition, any additional issuances of Celera Genomics Group or Applied Biosystems Group tracking stock by Applera Corporation could dilute the value of each of the tracking stocks and the proceeds received on any additional issuance may not be allocated to the operations represented by the tracking stock.

            Generally, the terms of a tracking stock differ from those of the common stock of the same company. Please see the public filings of Applera Corporation for more information on the Celera Genomics Group and Applied Biosystems Group tracking stocks. For information on where you can access Applera Corporation's public filings, please see "Where You Can Find More Information."


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                          HIGHLIGHTS OF BIOTECH HOLDRS

      This discussion highlights information regarding Biotech HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Biotech HOLDRS.

Issuer.......................  Biotech HOLDRS Trust.

The trust....................  The Biotech HOLDRS Trust was formed under the depositary trust agreement, dated as of
                               November 18, 1999 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Biotech HOLDRS and was amended on November 22, 2000. The trust is not a registered investment company under the Investment Company Act of 1940.

Initial depositor............  Merrill Lynch, Pierce, Fenner & Smith
                               Incorporated.

Trustee......................  The Bank of New York, a New York state-
                               chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement.

Purpose of Biotech HOLDRS....
                               Biotech HOLDRS are designed to achieve the following:

                               Diversification. Biotech HOLDRS are designed to allow you to diversify your investment in the biotechnology industry through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                               Flexibility. The beneficial owners of Biotech HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Biotech HOLDRS, and can cancel their Biotech HOLDRS to receive each of the underlying securities represented by the Biotech HOLDRS.

                               Transaction costs. The expenses associated with buying and selling Biotech HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets.................  The trust holds shares of common stock issued by specified companies that, when initially selected, were involved in the biotechnology industry. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the depositary trust agreement--Distributions" and "-- Reconstitution events." There are currently 20 companies included in the Biotech HOLDRS.

                               The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Biotech HOLDRS...........
                               The trust has issued, and may continue to issue, Biotech HOLDRS that represent an undivided beneficial ownership interest in the shares of common stock that are held by the trust. The Biotech

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                               HOLDRS themselves are separate from the
                               underlying securities that are represented by the Biotech HOLDRS.

                               The following chart provides the

                               . names of the 20 issuers of the underlying securities currently represented by the Biotech HOLDRS,

                               .  stock ticker symbols,

                               . share amounts currently represented by a round-lot of 100 Biotech HOLDRS, and

                               .  principal U.S. market on which the
                                  securities of the selected companies are traded.

                                                                     Primary
                                                             Share   Trading
                           Name of Company           Ticker Amounts   Market
                   --------------------------------  ------ ------- ----------
                   Affymetrix, Inc.                   AFFX      4   Nasdaq NMS
                   Alkermes, Inc.                     ALKS      4   Nasdaq NMS
                   Amgen Inc.                         AMGN     46   Nasdaq NMS
                   Applera Corporation--Applied
                    Biosystems Group(/1/)             ABI      18      NYSE
                   Applera Corporation--Celera
                    Genomics Group(/2/)               CRA       4      NYSE
                   BioChem Pharma Inc.(/3/)           BCHE      9   Nasdaq NMS
                   Biogen, Inc.                       BGEN     13   Nasdaq NMS
                   Chiron Corporation                 CHIR     16   Nasdaq NMS
                   Enzon, Inc.                        ENZN      3   Nasdaq NMS
                   Genentech, Inc.                    DNA      44      NYSE
                   Genzyme Corporation                GENZ      7   Nasdaq NMS
                   Gilead Sciences, Inc.              GILD      4   Nasdaq NMS
                   Human Genome Sciences, Inc.        HGSI      8   Nasdaq NMS
                   ICOS Corporation                   ICOS      4   Nasdaq NMS
                   IDEC Pharmaceuticals Corporation   IDPH     12*  Nasdaq NMS
                   Immunex Corporation                IMNX     42   Nasdaq NMS
                   MedImmune, Inc.                    MEDI     15   Nasdaq NMS
                   Millennium Pharmaceuticals, Inc.   MLNM     12   Nasdaq NMS
                   QLT Inc.                           QLTI      5   Nasdaq NMS
                   Sepracor Inc.                      SEPR      6   Nasdaq NMS

                               --------
                               *Reflects previous stock split.
                               (1) On November 30, 2000, PE Corporation--PE
                                   Biosystems Group changed its name to
                                   Applera Corporation--Applied Biosystems
                                   Group, and changed the symbol under which it trades on the New York Stock Exchange from "PEB" to "ABI".

                               (2) On November 30, 2000, PE Corporation--
                                   Celera Genomics Group changed its name to Applera Corporation--Celera Genomics Group.

                               (3) On December 11, 2000, BioChem and Shire
                                   Pharmaceuticals Group p.l.c. announced an agreement to merge in which Shire will acquire BioChem. For further information, please see the business description for BioChem in Annex A. If the merger is completed, BioChem shareholders will receive shares of Shire in exchange for their existing BioChem shares and securities of Shire may be added to the Biotech HOLDRS. For more information, please see "--Reconstruction events."

                               These companies generally were considered to be among the 20 largest and most liquid companies involved in the biotechnology industry as measured by market capitalization and trading volume on October 27, 1999. The market capitalization of a company was determined by multiplying the market price of its common stock by the number of outstanding shares of its common stock.

                               The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Biotech HOLDRS in a round-lot of 100 Biotech HOLDRS and round-lot multiples. The trust will only issue Biotech HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Biotech HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Biotech HOLDRS, the trust may require a minimum of more than one round-lot of 100 Biotech HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Biotech HOLDRS.

                               The number of outstanding Biotech HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Biotech HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.

Purchases....................  You may acquire Biotech HOLDRS in two ways:

                               . through an in-kind deposit of the required number of shares of common stock of the underlying issuers with the trustee, or

                               . through a cash purchase in the secondary trading market.

Issuance and cancellation      If you wish to create Biotech HOLDRS by
 fees........................  delivering to the trust the requisite shares of common stock represented by a round-lot of 100
                               Biotech HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Biotech HOLDRS. If you wish to cancel your Biotech HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Biotech HOLDRS.

Commissions..................
                               If you choose to deposit underlying securities in order to receive Biotech HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee charged by the trustee, described above.

Custody fees.................  The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Biotech HOLDRS to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Biotech HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to Biotech
 HOLDRS......................  You have the right to withdraw the underlying securities upon request by delivering a round-lot or integral multiple of a round-lot of Biotech HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Biotech HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of the fractional share. Except with respect to the right to vote for dissolution of the trust, the Biotech HOLDRS themselves will not have voting rights.

Rights relating to the
 underlying securities.......  As an owner of a Biotech HOLDR, you have the right to:

                               .  Receive all shareholder disclosure
                                  materials, including annual and quarterly reports, distributed by the issuers of the underlying securities.

                               . Receive all proxy materials distributed by the issuers of the underlying securities and will have the right to instruct the trustee to vote the underlying securities or may attend shareholder meetings yourself.

                               . Receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of the underlying securities, net of any applicable taxes or fees; any distributions of securities by an issuer of underlying securities will be deposited into the trust and become part of the Biotech HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS or the distributed securities have a Standard & Poor's sector classification that is different from the sector classifications represented in the Biotech HOLDRS at the time of the distribution.

                               If you wish to participate in a tender offer for underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must obtain the underlying securities by surrendering your Biotech HOLDRS and receiving all of your underlying securities. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement."

Reconstitution events........  The depositary trust agreement provides for the automatic distribution of underlying securities from the Biotech HOLDRS to you in the following four circumstances:

                               A. If an issuer of underlying securities no
                                  longer has a class of common stock
                                  registered under section 12 of the
                                  Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Biotech HOLDRS.

                               B. If the SEC finds that an issuer of
                                  underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Biotech HOLDRS.

                               C. If the underlying securities of an issuer
                                  cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company or the securities received in exchange for the securities of the underlying issuer whose securities cease to be outstanding to the beneficial owners of Biotech HOLDRS, only if the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Biotech HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. In any other case, the additional securities received will be deposited into the trust.

                               D. If an issuer's underlying securities are
                                  delisted from trading on a U.S. national securities exchange or through Nasdaq NMS and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the securities are delisted.

                               To the extent a distribution of underlying securities from the Biotech HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                               In addition, securities of a new company will be added to the Biotech HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Biotech HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. This will also apply, if Applera Corporation converts either the Celera Genomics Group or Applied Biosystems Group tracking stock into another class of securities of Applera Corporation or one of its subsidiaries. For more information on the conversion rights of the Celera Genomics Group and Applied Biosystems Group tracking stocks, please see Annex A.

                               It is anticipated, as a result of the broadly defined Standard & Poor's sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in Biotech HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine
                               whether securities received as a result of a
                               distribution by an underlying issuer or as
                               consideration for securities included in the
                               Biotech HOLDRS will be distributed from the
                               Biotech HOLDRS to you.
Standard & Poor's sector
 classifications.............
                               Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are each given only one sector classification. The securities included in the Biotech HOLDRS are currently represented in the Health Care and Technology sectors. The Standard & Poor's sector classifications of the securities included in the Biotech HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

Termination events...........  A. The Biotech HOLDRS are delisted from the
                                  American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Biotech HOLDRS are delisted.

                               B. The trustee resigns and no successor trustee
                                  is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor of its intent to resign.

                               C. 75% of beneficial owners of outstanding
                                  Biotech HOLDRS vote to dissolve and
                                  liquidate the trust.

                               If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

Federal income tax             The federal income tax laws will treat a U.S.
 consequences................  holder of Biotech HOLDRS as directly owning the underlying securities. The Biotech HOLDRS themselves will not result in any federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing......................  The Biotech HOLDRS are listed on the American
                               Stock Exchange under the symbol "BBH." On
                               January 17, 2001, the last reported sale price of the Biotech HOLDRS on the American Stock Exchange was $146.33.

Trading......................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100
                               Biotech HOLDRS. Bid and ask prices, however, are quoted per single Biotech HOLDR.

Clearance and settlement.....  Biotech HOLDRS have been issued in book-entry form. Biotech HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Biotech HOLDRS."

                                   THE TRUST

      General. This discussion highlights information about the Biotech HOLDRS trust. You should read this information, information about the depositary trust agreement, as well as the depositary trust agreement and the amendment to the depositary trust agreement, before you purchase Biotech HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the depositary trust agreement."

      The Biotech HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of November 18, 1999. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Biotech HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

      The Biotech HOLDRS trust is intended to hold deposited shares for the benefit of owners of Biotech HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2039 or earlier if a termination event occurs.

                         DESCRIPTION OF BIOTECH HOLDRS

      The trust has issued Biotech HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Biotech HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

      You may only acquire, hold, trade and surrender Biotech HOLDRS in a round-lot of 100 Biotech HOLDRS and round-lot multiples. The trust will only issue Biotech HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Biotech HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Biotech HOLDRS, the trust may require a minimum of more than one round-lot of 100 Biotech HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Biotech HOLDRS.

      Biotech HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Biotech HOLDRS--The Biotech HOLDRS."

      Beneficial owners of Biotech HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Biotech HOLDRS to receive the underlying securities. See "Description of the depositary trust agreement." Biotech HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

      The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Biotech HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Biotech HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Biotech HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the depositary trust agreement--Withdrawal of underlying securities."

      Biotech HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Biotech HOLDRS are available only in book-entry form. Owners of Biotech HOLDRS hold their Biotech HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

      Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various segments of the biotechnology industry and whose common stock is registered under section 12 of the Exchange Act. The issuers of the underlying securities were, as of October 27, 1999, among the largest capitalized and most liquid companies in the biotechnology industry as measured by market capitalization and trading volume.

      The Biotech HOLDRS may no longer consist of securities issued by companies involved in the biotechnology industry. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the biotechnology industry and will undertake to make adequate disclosure when necessary.

      Underlying securities. For a list of the underlying securities represented by Biotech HOLDRS, please refer to "Highlights of Biotech HOLDRS-- The Biotech HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and will be available from the American Stock Exchange and through a widely-used electronic information dissemination system such as Bloomberg or Reuters.

      No investigation. The trust, the trustee Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Biotech HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk factors" and "Where you can find more information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any of their affiliates.

      General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

      The following table and graph set forth the composite performance of all of the 20 underlying securities represented by a single Biotech HOLDR, measured at the close of the business day on July 20, 1999, the first date when all of the underlying securities were publicly traded and thereafter as of the end of each month to January 17, 2001. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

                         Closing
1999                      Price
----                     -------
July 20.................  81.40
July 30.................  85.63
August 31...............  97.77
September 30............  89.88
October 29..............  91.96
November 30............. 103.54
December 31............. 143.09
2000
----
January 31.............. 160.50
February 29............. 216.80
March 31................ 168.85

                         Closing
2000                      Price
----                     -------
April 28................ 138.49
May 31.................. 130.54
June 30................. 178.83
July 31................. 168.53
August 31............... 202.02
September 29............ 195.34
October 31.............. 177.87
November 30............. 155.73
December 29............. 170.22
2001
----
January 17.............. 146.33

                 DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

      General. The depositary trust agreement, dated as of November 18, 1999, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Biotech HOLDRS, provides that Biotech HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

      The trustee. The Bank of New York serves as trustee for the Biotech HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

      Issuance, transfer and surrender of Biotech HOLDRS. You may create and cancel Biotech HOLDRS only in round-lots of 100 Biotech HOLDRS. You may create Biotech HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Biotech HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Biotech HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Biotech HOLDRS, the trust may require a minimum of more than one round-lot of 100 Biotech HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Biotech HOLDRS. Similarly, you must surrender Biotech HOLDRS in integral multiples of 100 Biotech HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Biotech HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

      Voting rights. The trustee will deliver you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

      Under the depositary trust agreement, any beneficial owner of Biotech HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Biotech HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

      Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly.

      Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Biotech HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS or the distributed securities are of a company with a Standard & Poor's sector classification that is different from the sector classifications of any other company represented in the Biotech HOLDRS at the time of the distribution.

      You will be obligated to pay any tax or other charge that may become due with respect to Biotech HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Biotech HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Biotech HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

      Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Biotech HOLDRS to you in the following four circumstances:

            A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Biotech HOLDRS.

            B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Biotech HOLDRS.

            C. If the underlying securities of an issuer cease to be
               outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Biotech HOLDRS only if, as provided in the amendment to the depositary trust agreement, the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Biotech HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. In any other case, the additional securities received as consideration will be deposited into the trust.

            D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through Nasdaq NMS and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date such securities are delisted.

      To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

      As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Biotech HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Biotech HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. This will also apply if Applera Corporation converts either Celera Genomics Group or Applied Biosystems Group tracking stock into another class of securities of Applera Corporation or one of its subsidiaries. For more information on the conversion rights of the Celera Genomics Group and the Applied Biosystems Group tracking stocks, please see Annex A.

      It is anticipated, as a result of the broadly defined sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Biotech HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Biotech HOLDRS will be distributed from the Biotech HOLDRS to you.

      Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are given only one sector classification. The securities included in the Biotech HOLDRS are currently represented in the Health Care and Technology sectors. The Standard & Poor's sector classifications of the securities included in the Biotech HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

      Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

      Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

      Withdrawal of underlying securities. You may surrender your Biotech HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Biotech HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Biotech HOLDRS.

      Further issuances of Biotech HOLDRS. The depositary trust agreement provides for further issuances of Biotech HOLDRS on a continuous basis without your consent.

      Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Biotech HOLDRS will surrender their Biotech HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Biotech HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Biotech HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Biotech HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

      If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

      Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Biotech HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Biotech HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Biotech HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Biotech HOLDRS.

      Issuance and cancellation fees. If you wish to create Biotech HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Biotech HOLDRS. If you wish to cancel your Biotech HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Biotech HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

      Commissions. If you choose to create Biotech HOLDRS, you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

      Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Biotech HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Biotech HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

      Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

      Governing law. The depositary trust agreement and the Biotech HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

      Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Biotech HOLDRS.

      The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                        FEDERAL INCOME TAX CONSEQUENCES

General

      The following is a summary of the U.S. federal income tax consequences relating to the Biotech HOLDRS for:

     .  a citizen or resident of the United States;

     . a corporation or partnership created or organized in the United States or under the laws of the United States;

     . an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

     . a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (a "U.S. receipt holder"); and

     . any person other than a U.S. receipt holder (a "Non-U.S. receipt holder").

      This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Biotech HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address Biotech HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

      The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Biotech HOLDRS

      A receipt holder purchasing and owning Biotech HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Biotech HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

      A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Biotech HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Biotech HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Biotech HOLDRS. Similarly, with respect to sales of Biotech HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Biotech HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

      The distribution of any securities by the trust upon the surrender of Biotech HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

      The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Biotech HOLDRS will reduce the amount realized with respect to the underlying securities.

      A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

      With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

      If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

      Subject to conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

      Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Biotech HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

      Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

     .  at least 75% of its gross income is "passive income;" or

     . on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

      Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

      If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Biotech HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

      A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

      A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

      With respect to dividends of both U.S. and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

      A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

      A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Biotech HOLDRS or of the underlying securities unless:

     . that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

     . in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

     . the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

      Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

      The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                             ERISA CONSIDERATIONS

      Any plan fiduciary which proposes to have a plan acquire Biotech HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Biotech HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                             PLAN OF DISTRIBUTION

      In accordance with the depositary trust agreement, the trust issued Biotech HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Biotech HOLDRS. The trust delivered the initial distribution of Biotech HOLDRS against deposit of the underlying securities in New York, New York on approximately November 26, 1999.

      Investors who purchase Biotech HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

      Merrill Lynch has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. It also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has used, and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Biotech HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Biotech HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                 LEGAL MATTERS

      Legal matters, including the validity of the Biotech HOLDRS, have been passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also has rendered an opinion regarding the material federal income tax consequences relating to the Biotech HOLDRS.

                      WHERE YOU CAN FIND MORE INFORMATION

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Biotech HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

      The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

      Because the common stock of the issuers of the underlying securities is registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

      The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Biotech HOLDRS. This prospectus relates only to Biotech HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Biotech HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Biotech HOLDRS, have been publicly disclosed.

                                    ANNEX A

      This annex forms an integral part of the prospectus.

      The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary trading market, of each of the underlying securities in each month during 1995, 1996, 1997, 1998, 1999 and 2000. All market prices in excess of one dollar are rounded to the nearest one sixty-fourth dollar. An asterisk (*) denotes that no shares of the issuer were outstanding during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                            AFFYMETRIX, INC. (AFFX)

      Affymetrix, Inc. develops and manufactures DNA chip technology which acquires, analyzes, and manages genetic information in order to improve the diagnosis, monitoring and treatment of diseases. Affymetrix markets and sells its products to pharmaceutical and biotechnology companies, academic research centers and reference laboratories.

           Closing           Closing            Closing            Closing            Closing             Closing
  1995      Price    1996     Price     1997     Price     1998     Price     1999     Price     2000      Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- -------- --------- ---------
January       *    January      *     January   14 5/8   January   13 29/32 January   20 3/4   January   115 3/4
February      *    February     *     February  14       February  15 11/16 February  19 3/8   February  144 13/16
March         *    March        *     March     13 1/2   March     17 13/32 March     17 13/32 March      74 7/32
April         *    April        *     April     12 7/16  April     15 3/4   April     20 7/16  April      67 17/32
May           *    May          *     May       15 3/8   May       13 7/16  May       17 9/16  May        59 3/8
June          *    June       7 5/8   June      17 3/8   June      12 1/32  June      24 11/16 June       82 9/16
July          *    July       5 15/16 July      16 5/16  July      13 7/16  July      36 3/8   July       68 9/32
August        *    August     7 1/16  August    16 3/4   August     8 1/4   August    42 13/16 August     79
September     *    September  8 3/4   September 23       September 12 7/8   September 49 7/32  September  49 7/8
October       *    October    9 1/8   October   18 5/16  October   12 1/4   October   44 1/16  October    55 3/8
November      *    November   9 3/4   November  17 3/16  November  12 1/2   November  49       November   59
December      *    December  10 3/32  December  15 9/16   December 12 3/16  December  84 27/32 December   74 7/16

      The closing price on January 18, 2001 was 60.00.

                             ALKERMES, INC. (ALKS)

      Alkermes, Inc. develops drug delivery technologies. Alkermes products are designed to control the delivery of drugs to certain areas of the body such as the brain and heart. Alkermes products aid delivery of both injectable drugs and drugs taken orally.

           Closing           Closing            Closing            Closing            Closing            Closing
  1995      Price    1996    Price      1997     Price     1998     Price     1999     Price     2000    Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- -------- --------- ---------
January    1 3/8   January    4 15/16 January   11 5/8   January   12 1/8   January   15 9/16  January   33 5/32
February   1 29/64 February   4 15/16 February  12 7/16  February  11 19/32 February  14 1/32  February  95 15/16
March      1 3/8   March      4 9/16  March       7      March     12 7/16  March     13 5/8   March     46 1/4
April      1 7/16  April      5 7/16  April      5 1/2   April     11 15/16 April     13 3/8   April     26 5/8
May        1 17/32 May        7 25/32 May        8 1/4   May       10 15/16 May       12 3/8   May       36 5/8
June       1 15/16 June       6 1/8   June       7 1/4   June       8 63/64 June      11 9/16  June      47 1/8
July       4 5/16  July       6 3/16  July       7 15/16 July       9 7/8   July      13 1/16  July      33 1/8
August     3 7/16  August     6 5/8   August     9 5/16  August     5 15/32 August    18 9/16  August    46 1/4
September  3 1/4   September  7 13/16 September 10 5/16  September  7 9/32  September 14 13/32 September 38 5/8
October    3 1/4   October    6 5/8   October   11 3/8   October    9 3/4   October   17 21/32 October   37 1/16
November   2 15/16 November   7 1/16  November   9 7/8   November   9 3/16  November  21 1/4   November  29 7/8
December   3 31/32 December  11 5/8   December   9 15/16 December  11 3/32  December  24 9/16  December  31 3/8

      The closing price on January 18, 2001 was 23.75.

                               AMGEN INC. (AMGN)

      Amgen Inc. discovers, develops, manufactures and markets therapeutic products based on advanced cellular and molecular biology. Amgen focuses its research on protein and small molecule therapeutics, with particular emphasis on discovering treatments for cancer, inflammation and neurobiology. Amgen concentrates product development in the areas of hematology, cancer, infectious disease, endocrinology, neurobiology and inflammation.

           Closing            Closing            Closing            Closing            Closing            Closing
  1995      Price     1996     Price     1997     Price     1998     Price     1999     Price     2000     Price
---------  -------  --------- -------- --------- -------- --------- -------- --------- -------- --------- -------
January     7 61/64 January   15 1/32  January   14 3/32  January   12 1/2   January   31 61/64 January   63 11/16
February    8 5/8   February  14 15/16 February  15 9/32  February  13 9/32  February  31 7/32  February  68 3/16
March       8 27/64 March     14 17/32 March     13 31/32 March     15 7/32  March     37 7/16  March     61 3/8
April       9 3/32  April     14 3/8   April     14 23/32 April     14 29/32 April     30 23/32 April     56
May         9 1/16  May       14 7/8   May       16 23/32 May       15 1/8   May       31 5/8   May       63 5/8
June       10 1/16  June      13 1/2   June      14 17/32 June      16 11/32 June      30 7/16  June      70 1/4
July       10 41/64 July      13 21/32 July      14 45/64 July      18 23/64 July      38 7/16  July      64 15/16
August     11 31/32 August    14 9/16  August    12 25/64 August    15 7/32  August    41 19/32 August    75 13/16
September  12 15/32 September 15 25/32 September 11 63/64 September 18 57/64 September 40 3/4   September 69 53/64
October    12       October   15 21/64 October   12 5/16  October   19 41/64 October   39 7/8   October   57 15/16
November   12 13/32 November  15 7/32  November  12 25/32 November  18 13/16 November  45 9/16  November  63 5/8
December   14 27/32 December  13 19/32 December  13 17/32 December  26 9/64  December  60 1/16  December  63 15/16

      The closing price on January 18, 2001 was 62.06.

                APPLERA CORPORATION-CELERA GENOMICS GROUP (CRA)

      Applera Corporation-Celera Genomics Group develops and markets genomics information and related software to assist pharmaceutical, biotechnology and life science research entities in the drug development process, and developing technology that regulates and controls gene expression and analyzes the interrelationships between genetic variability, disease and drug response. Celera Genomics also specializes in providing genomics research services for plant and animal breeding for the agriculture markets. Applera Corporation created the Celera Genomics Group tracking stock, which is intended to track the performance of the operations conducted by the Celera Genomics Group, and Applied Biosystems Group, which is intended to track the performance of Applera Corporation's operations involving the manufacturing or instrument systems and software for the pharmaceutical biotechnology and related industries. All of Applera Corporation's businesses are conducted through the operations represented by the Celera Genomics Group or the Applied Biosystems Group tracking stocks. Owning either stock does not represent a direct legal interest in the assets and liabilities of Celera Genomics Group or Applied Biosystems Group. Rather, stockholders remain invested in Applera Corporation. On November 30, 2000, Applera Corporation changed its name from PE Corporation to its current name, and changed the name of its tracking stock groups from PE Corporation - Celera Genomics Group to Applera Corporation - Celera Genomics Group and PE Corporation - PE Biosystems Group to Applera Corporation - Applied Biosystems Group.

      Some of the terms of Celera Genomics Group tracking stock include:

      Voting. Holders of Celera Genomics Group tracking stock do not have direct voting rights in Celera Genomics Group. The Celera Genomics Group tracking stock votes with the holders of the Applied Biosystems Group tracking stock. The number of votes attributed to each share of Celera Genomics Group tracking stock will be based on a ratio of the average trading prices of Celera Genomics Group tracking stock and Applied Biosystems tracking stock. Celera Genomics Group tracking stock and Applied Biosystems Group tracking stock are Applera Corporation's only outstanding voting stocks.

      Conversion. Applera Corporation may at any time convert each share of Celera Genomics Group tracking stock into Applied Biosystems tracking stock equal to 110% of the ratio of the market prices of Celera Genomics Group tracking stock to the Applied Biosystems tracking stock. Where specific tax events occur, a factor of 100% will be applied to the ratio of market prices. It may also, at any time, convert all the outstanding shares of Celera Genomics Group tracking stock into shares of the common stock of a wholly owned subsidiary of Applera Corporation that holds all of the assets of Celera Genomics Group. In addition, in many cases where Applera Corporation disposes of 80% or more of the assets attributed to Celera Genomics Group, based on asset value or revenue, Applera Corporation will be required to provide holders of Celera Genomics Group with compensation in the form of cash, securities or other property. This compensation may be by way of dividend, share redemption or conversion of Celera Genomics Group tracking stock into shares of Applied Biosystems Group tracking stock. The value of the compensation may be based on the fair value of the proceeds from the disposition or equal to 110% of the current trading price of Celera Genomics Group tracking stock. Where more than 80% of the assets attributed to the Celera Genomics Group are disposed, but not all of the assets, Applera Corporation may elect to redeem only that percentage of Celera Genomics Group tracking stock that has a market value equal to the proceeds received from the disposition of the assets of the Celera Genomics Group.

      Dividends. Applera Corporation is not required to pay dividends on the shares of Celera Genomics Group. Any dividends that are declared would be limited to an amount that is equivalent to what would legally be available for dividends if the Celera Genomics Group were a stand-alone corporation. In addition, Applera Corporation may at any time declare and pay dividends exclusively on Celera Genomics Group tracking stock, exclusively on Applied Biosystems Group tracking stock, or both in equal or unequal amounts, notwithstanding the relative amounts available for dividends with respect to either tracking stock.

      Dissolution. In the event of a dissolution of Applera Corporation, the holders of Celera Genomics Group tracking stock do not have a preferential right to the assets of Applera Corporation's genomics information and related software operations. Holders of Celera Genomics Group tracking stock and Applied Biosystems tracking stock will share in any assets of Applera Corporation remaining for distribution to common shareholders in proportion to the aggregate market capitalization of the outstanding shares of each class of stock.

      The historical stock prices listed below reflect the performance of Applera Corporation-Celera Genomics Group tracking stock.

           Closing           Closing           Closing           Closing           Closing           Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price    2000     Price
---------  ------- --------- ------- --------- ------- --------- ------- --------- ------- --------- --------
January      *     January     *     January     *     January     *     January   *       January   100 7/16
February     *     February    *     February    *     February    *     February  *       February  244
March        *     March       *     March       *     March       *     March     *       March      92 1/8
April        *     April       *     April       *     April       *     April     13 1/2  April      82 1/4
May          *     May         *     May         *     May         *     May        8 1/2  May        55 5/8
June         *     June        *     June        *     June        *     June       8 3/32 June       93
July         *     July        *     July        *     July        *     July      13 3/16 July       86 5/8
August       *     August      *     August      *     August      *     August    14 3/8  August    108
September    *     September   *     September   *     September   *     September 20 1/8  September  99 5/8
October      *     October     *     October     *     October     *     October   19 9/16 October    67 1/2
November     *     November    *     November    *     November    *     November  30 5/8  November   41 5/8
December     *     December    *     December    *     December    *     December  74 1/2  December   36 1/8

      The closing price on January 18, 2001 was 41.69.

               APPLERA CORPORATION-APPLIED BIOSYSTEMS GROUP (ABI)

      Applera Corporation-Applied Biosystems Group researches, develops, manufactures, supports and markets instrument systems and software for the pharmaceutical, biotechnology, environmental testing, food, human identification, agriculture and chemical manufacturing industries. Applera Corporation-Applied Biosystems Group is also undertaking the sequencing of the human genome along with other model organisms and it intends to use this sequence data to develop and compile biological and medical data to create an information portal for the life sciences and medical communities. Applera Corporation created the Applied Biosystems Group tracking stock, which is intended to track the performance of the operations conducted by the Applied Biosystems Group, and Celera Genomics Group, which is intended to specifically track Applera Corporation's operations involving the development and marketing of genomics information and related software and the development of technology that regulates and controls gene expression and analyzes the interrelationships between genetic variability, disease and drug response. All of Applera Corporation's businesses are conducted through the operations represented by the Celera Genomics Group or the Applied Biosystems Group tracking stocks. Owning either stock does not represent a direct legal interest in the assets and liabilities of Applied Biosystems Group or the Celera Genomics Group. Rather, stockholders remain invested in Applera Corporation. On November 30, 2000, Applera Corporation changed its name from PE Corporation to its current name, and changed the name of its tracking stock groups from PE Corporation-Celera Genomics Group to Applera Corporation-Celera Genomics Group and PE Corporation-PE Biosystems Group to Applera Corporation-Applied Biosystems Group. In addition, on November 30, 2000, Applied Biosystems Group changed the symbol under which it trades on the New York Stock Exchange from "PEB" to "ABI."

      Some of the terms of Applied Biosystems Group tracking stock include:

      Voting. Holders of the Applied Biosystems Group tracking stock do not have direct voting rights in the Applied Biosystems Group. The Applied Biosystems Group tracking stock votes with the holders of the Celera Genomics Group tracking stock. The number of votes attributed to each share of the Applied Biosystems tracking stock is equal to one vote. Celera Genomics Group tracking stock and Applied Biosystems Group tracking stock are PE Corporation's only outstanding voting stocks.

      Conversion. Applera Corporation may at any time convert each share of Applied Biosystems Group tracking stock into Celera Genomics Group tracking stock equal to 110% of the ratio of the market prices of Applied Biosystems Group tracking stock to Celera Genomics Group tracking stock. Where specific tax events occur, a factor of 100% will be applied to the ratio of the market prices. It may also, at any time, convert all the outstanding shares of Applied Biosystems Group tracking stock into shares of the common stock of a wholly owned subsidiary of Applera Corporation that holds all of the assets of Applied Biosystems Group. In addition, in many cases where Applera Corporation disposes of 80%, or more of the assets attributed to the Applied Biosystems Group, based on asset value or revenue, Applera Corporation will be required to provide holders of Applied Biosystems Group with compensation in the form of cash, securities or other property. This compensation may be by way of dividend, share redemption or conversion of Applied Biosystems Group tracking stock into shares of Celera Genomics Group tracking stock. The value of the compensation may be based on the fair value of the proceeds from the disposition or equal to 110% of the current trading price of Applied Biosystems Group tracking stock. Where more than 80% of the assets attributed to the Applied Biosystems Group are disposed, but not all of the assets, Applera Corporation may elect to redeem only that percentage of Applied Biosystems Group tracking stock that has a market value equal to the proceeds received from the disposition of the assets of Applied Biosystems Group.

      Dividends. Applera Corporation is not required to pay dividends on the shares of Applied Biosystems Group. Any dividends that are declared would be limited to an amount that is equivalent to what would legally be available for dividends if the Applied Biosystems Group were a stand-alone corporation. In addition, PE Corporation may at any time declare and pay dividends exclusively on Celera Genomics Group tracking stock, exclusively on Applied Biosystems Group tracking stock, or both in unequal amounts, notwithstanding the relative amounts available for dividends with respect to either tracking stock.

      Dissolution. In the event of a dissolution of Applera Corporation, the holders of Applied Biosystems Group tracking stock do not have a preferential right to the assets of Applera Corporation's instrument systems and related software operations. Holders of Applied Biosystems Group tracking stock and Celera Genomics Group tracking stock will share in any assets of Applera Corporation remaining for distribution to common shareholders in proportion to the aggregate market capitalization of the outstanding shares of each class of stock.

      The historical stock prices listed below reflect the performance of Applera Corporation-Applied Biosystems Group tracking stock.

           Closing           Closing            Closing            Closing            Closing             Closing
  1995      Price    1996     Price     1997     Price     1998     Price     1999     Price     2000      Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- -------- --------- ---------
January    6 7/8   January   11 13/16 January   17 15/32 January   14 3/4   January   23 49/64 January    74 7/8
February   7 5/32  February  11 9/16  February  17 3/4   February  18 19/64 February  23 11/16 February  105
March      7 9/32  March     13 17/32 March     16 3/32  March     18 5/64  March     24 17/64 March      96 1/2
April      7 25/32 April     13 23/32 April     18 5/32  April     17 3/72  April     27 1/32  April      60
May        8 11/16 May       13 1/4   May       19       May       17       May       27 59/64 May        55 1/2
June       8 27/32 June      12 1/16  June      19 57/64 June      15 35/64 June      28 11/16 June       66
July       8 1/2   July      13 1/16  July      20 13/32 July      14 21/32 July      28 1/32  July       87 3/16
August     8 17/32 August    12 31/32 August    18 1/2   August    14 15/32 August    34 13/32 August     98 25/64
September  8 29/32 September 14 15/32 September 18 17/64 September 17 11/64 September 36 1/8   September 116 33/64
October    8 25/32 October   13 13/32 October   15       October   21 5/64  October   32 7/16  October   117
November   9       November  15 13/32 November  17 25/64 November  23 5/16  November  40 13/16 November   82 5/8
December   9 7/16  December  14 23/32 December  17 49/64 December  24 25/64 December  60 5/32  December   94 1/16

      The closing price on January 18, 2001 was 79.88.

                           BIOCHEM PHARMA INC. (BCHE)

      BioChem Pharma Inc. researches and develops products designed to detect, prevent and treat human diseases. In particular, BioChem focuses its research and development on therapeutics and vaccines for the treatment of cancer and infectious diseases such as HIV. BioChem markets and sells its products through its own sales and marketing force and through co-promotion and licensing arrangements with third parties. Shares of BioChem also trade on the Toronto Stock Exchange. On November 11, 2001, BioChem and Shire Pharmaceuticals Group plc announced an agreement to merge in which Shire will acquire BioChem. Shire is an international specialty pharmaceutical company that focuses on therapeutic products for the treatment of central nervous system, metabolic, oncological and gastroenterological diseases and disorders. The merger is subject to shareholder and regulatory approval as well as customary closing conditions.

           Closing            Closing            Closing            Closing            Closing            Closing
  1995      Price     1996     Price     1997     Price     1998     Price     1999     Price     2000     Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- --------
January     7 7/16  January   22       January   28 1/16  January   20 1/2   January   28 11/16 January   28
February    6 7/8   February  23 1/8   February  26 1/2   February  22 7/16  February  24 9/16  February  26 7/16
March       8       March     20 1/2   March     21 1/2   March     24 3/16  March     21 5/16  March     22 1/8
April       8       April     22 3/4   April     17 63/64 April     25 7/16  April     20 3/4   April     23
May         8 15/16 May       23       May       24 3/4   May       26 1/4   May       19 1/8   May       23 5/16
June       10 15/16 June      18 3/4   June      22 1/4   June      26 1/2   June      18 3/4   June      24 5/8
July       12 3/8   July      14 15/16 July      28 7/8   July      23 15/16 July      21 5/8   July      22 5/16
August     15 1/16  August    17 3/8   August    25 15/16 August    15 5/16  August    25 59/64 August    21 5/16
September  15 15/16 September 20 1/6   September 31 1/2   September 18 3/8   September 23 15/16 September 21 15/16
October    19 1/8   October   21 5/16  October   25 1/16  October   21 11/16 October   20 9/16  October   24 3/4
November   19 1/4   November  21 27/64 November  25 1/2   November  24 3/8   November  22 7/8   November  24 1/4
December   20 1/16  December  25 1/8   December  20 7/8   December  28 5/8   December  21 3/4   December  32

      The closing price on January 18, 2001 was 34.88.

                              BIOGEN, INC. (BGEN)

      Biogen, Inc. develops, manufactures and markets drugs for human health care. Biogen products are used for the treatment of multiple sclerosis and hepatitis B. Biogen's research is focused on multiple sclerosis, inflammatory and cardiovascular diseases, developmental biology and gene therapy.

           Closing            Closing            Closing            Closing            Closing             Closing
  1995      Price     1996     Price     1997     Price     1998     Price     1999     Price     2000      Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- ---------
January     9 3/32  January   17 9/16  January   23 3/8   January   20 9/16  January   49 1/8   January    86 1/4
February   10 5/16  February  16 11/32 February  24 5/8   February  22 1/16  February  48 1/16  February  107 15/16
March       9 15/16 March     14 7/8   March     18 11/16 March     24 3/32  March     57 5/32  March      69 7/8
April       9 13/16 April     16 15/32 April     16       April     22 3/16  April     47 17/32 April      58 13/16
May        10 3/8   May       15 1/8   May       16 19/32 May       22       May       54 9/16  May        54 1/2
June       11 1/8   June      13 23/32 June      16 15/16 June      24 1/2   June      64 5/16  June       64 1/2
July       11 1/2   July      15 9/32  July      19 1/4   July      27 13/16 July      68 13/16 July       53
August     13 11/16 August    17 7/16  August    19 11/16 August    23 1/8   August    76 3/4   August     69 1/8
September  15       September 19       September 16 7/32  September 32 29/32 September 78 13/16 September  61
October    15 5/16  October   18 5/8   October   16 3/4   October   34 3/4   October   74 1/8   October    60 3/16
November   13 5/8   November  19 1/8   November  17 1/2   November  37 15/16 November  73 1/16  November   54 3/4
December   15 3/8   December  19 3/8   December  18 3/16  December  41 1/2   December  84 1/2   December   60 1/16

      The closing price on January 18, 2001 was 59.42.

                           CHIRON CORPORATION (CHIR)

      Chiron Corporation develops biopharmaceuticals, vaccines and blood testing products for the prevention and treatment of cancer, infectious diseases and cardiovascular disease. Chiron's products include treatments for carcinoma, melanoma and diphtheria, vaccines for, among other things, tetanus, flu and measles and tests used for screening and testing blood in blood banks. Chiron also focuses on development of products for hepatitus C, HIV and chronic infectious diseases such as lung disease.

             Closing            Closing            Closing           Closing            Closing            Closing
    1995      Price     1996     Price     1997     Price    1998     Price     1999     Price     2000     Price
 ---------   -------- --------- -------- --------- ------- --------- -------- --------- -------- --------- --------
 January     17 1/8   January   28 3/4   January   18 5/8  January   17 15/16 January   22 3/4   January   44 3/8
 February    15 3/16  February  27 25/32 February  20 3/4  February  19 3/16  February  21 1/16  February  50
 March       13 7/16  March     24 9/16  March     18 5/8  March     20 15/16 March     21 15/16 March     49 7/8
 April       13 13/16 April     24 3/32  April     18 3/4  April     19 3/8   April     20 1/8   April     45 1/4
 May         12 15/16 May       26 1/4   May       18 7/8  May       18 1/16  May       21 1/8   May       37 15/16
 June        16 1/4   June      24 1/2   June      20 7/8  June      15 11/16 June      20 3/4   June      47 1/2
 July        19 3/4   July      22       July      21      July      17       July      25 1/16  July      41 7/8
 August      22 7/16  August    19 5/8   August    22 3/8  August    14 3/8   August    32 1/8   August    54 1/16
 September   22 5/8   September 19       September 22 5/8  September 19 7/8   September 27 11/16 September 45
 October     22 3/4   October   22 7/8   October   19 1/4  October   22 1/2   October   28 9/16  October   43 5/16
 November    25 3/16  November  19 3/8   November  18 3/16 November  22 5/8   November  32 13/16 November  40 7/8
 December    27 5/8   December  18 5/8   December  17      December  26 3/16  December  42 3/8   December  44 1/2

      The closing price on January 18, 2001 was 45.69.

                               ENZON, INC. (ENZN)

      Enzon, Inc. develops, manufactures and markets enhanced therapeutics for life-threatening diseases. Enzon's technologies are designed to improve the delivery, safety and effectiveness of proteins and small molecules, and to discover and produce antibody-like molecules which offer therapeutic benefits. Enzon's technologies are used in products to treat an enzyme deficiency disease and a type of leukemia.

             Closing           Closing           Closing           Closing           Closing            Closing
    1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000     Price
 ---------   ------- --------- ------- --------- ------- --------- ------- --------- -------- --------- --------
 January     2       January   3 11/16 January   2 61/64 January    5 1/2  January   14 3/8   January   50 9/16
 February    2 1/2   February  4 3/4   February  2 3/4   February   5 5/8  February  13 7/8   February  58
 March       2 1/4   March     4 1/4   March     2 9/16  March      6 7/8  March     14 3/4   March     37 11/16
 April       2       April     4 1/4   April     2 7/8   April      6      April     13       April     37 1/4
 May         2 3/8   May       4       May       2 1/2   May        5 3/8  May       14 3/8   May       29 1/4
 June        2 3/8   June      3 1/2   June      2 1/4   June       6 3/8  June      20 11/16 June      42 1/2
 July        3 3/8   July      2 11/16 July      2 3/4   July       6 9/16 July      24 1/8   July      44 3/4
 August      3 1/4   August    2 3/8   August    3 13/16 August     4 1/16 August    33 3/4   August    60 7/8
 September   3 3/4   September 2 3/8   September 4 7/8   September  6 5/8  September 30 1/2   September 66
 October     2 5/8   October   2 1/2   October   6 1/8   October    6      October   29 5/16  October   71 1/4
 November    2 3/16  November  2 7/16  November  5 15/16 November  12      November  33 3/4   November  55 13/16
 December    2 1/8   December  2 15/16 December  5 1/2   December  13 5/16 December  43 3/8   December  62 1/16

      The closing price on January 18, 2001 was 54.69.

                             GENENTECH, INC. (DNA)

      Genentech, Inc. uses human genetic information to discover, develop, manufacture and market pharmaceuticals. Genentech focuses on the cardiovascular and oncology. Genetech's products are used for, among other things, the treatment of certain forms of breast cancer, lymphoma, heart attacks, growth hormone deficiency and cystic fibrosis. Genentech markets biotechnology products on its own and through licensing agreements.

           Closing           Closing           Closing           Closing           Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- ------- --------- -------- --------- --------
January      *     January     *     January     *     January     *     January      *     January   69 11/16
February     *     February    *     February    *     February    *     February     *     February  96 7/16
March        *     March       *     March       *     March       *     March        *     March     76
April        *     April       *     April       *     April       *     April        *     April     60
May          *     May         *     May         *     May         *     May          *     May       53 11/16
June         *     June        *     June        *     June        *     June         *     June      86
July         *     July        *     July        *     July        *     July      35 1/2   July      76 1/16
August       *     August      *     August      *     August      *     August    41 1/16  August    95 1/4
September    *     September   *     September   *     September   *     September 36 37/64 September 92 27/32
October      *     October     *     October     *     October     *     October   36 7/16  October   82 1/2
November     *     November    *     November    *     November    *     November  42 15/16 November  68 1/16
December     *     December    *     December    *     December    *     December  67 1/4   December  81 1/2

      The closing price on January 18, 2001 was 60.69.

                           GENZYME CORPORATION (GENZ)

      Genzyme Corporation develops and markets diagnostic, therapeutic and surgical products. Genzyme also develops and markets biological products and devices for the treatment of cancer, cartilage damage and severe burns. Genzyme markets many of its products directly to physicians, hospitals and treatment centers around the world through its own sales force.

           Closing            Closing            Closing            Closing            Closing           Closing
  1995      Price     1996     Price     1997     Price     1998     Price     1999     Price    2000     Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- ------- --------- --------
January    17 5/8   January   37 15/16 January   28       January   26 11/16 January   54 1/2  January   52
February   19 3/8   February  34 1/2   February  25 3/4   February  29 9/16  February  45      February  57 7/16
March      19 3/8   March     27 1/2   March     22 1/2   March     32       March     50 7/16 March     50 1/8
April      21 3/8   April     28 1/8   April     23 1/8   April     30 15/16 April     37 3/4  April     48 13/16
May        18 1/2   May       29 1/8   May       23 7/8   May       27 3/8   May       40 9/16 May       56 13/16
June       20       June      25 1/8   June      27 3/4   June      25 9/16  June      48 1/2  June      59 7/16
July       24 5/8   July      24 7/8   July      27 1/4   July      31 15/32 July      56 9/16 July      69 7/16
August     27 15/16 August    23 7/8   August    28 1/8   August    27       August    56 7/16 August    75 1/16
September  29       September 25 1/2   September 29 3/4   September 36 1/8   September 45 1/16 September 68 3/16
October    29 1/8   October   23       October   27 3/8   October   42 1/16  October   38 1/4  October   71
November   32 5/8   November  22 3/4   November  26 13/16 November  42 1/16  November  36      November  89 13/16
December   31 3/16  December  21 3/4   December  27 3/4   December  49 3/4   December  45      December  89 15/16

      The closing price on January 18, 2001 was 81.38.

                          GILEAD SCIENCES, INC. (GILD)

      Gilead Sciences, Inc. is a biopharmaceutical company that develops and markets drugs to treat infectious diseases, including viral diseases, such as AIDS, influenza and cancer. Gilead also develops drug delivery technologies designed to make drugs easier for patients to tolerate and increase effectiveness.

           Closing           Closing            Closing           Closing            Closing             Closing
  1995      Price    1996     Price     1997     Price    1998     Price     1999     Price     2000      Price
---------  ------- --------- -------- --------- ------- --------- -------- --------- -------- --------- ---------
January    13      January   35 3/4   January   32 5/8  January   40 1/2   January   43       January    46 13/16
February   14 1/4  February  35 1/2   February  30 1/2  February  35 13/16 February  41 1/4   February   76 1/2
March      13      March     28 3/4   March     22 7/8  March     36       March     45 1/2   March      63 3/8
April      15      April     30 1/2   April     22 1/8  April     38       April     46 1/16  April      54 3/16
May        16 1/4  May       34 3/4   May       27 1/8  May       32 3/8   May       43 5/8   May        54 11/16
June       17 5/8  June      25 1/4   June      27 5/8  June      32 1/16  June      52 1/4   June       71 1/8
July       19      July      19       July      28 1/4  July      23 1/2   July      77 1/2   July       74 1/8
August     21 3/4  August    24 1/4   August    32 3/8  August    18 1/4   August    77 15/16 August    108
September  22      September 28 1/4   September 44 3/8  September 21 5/8   September 64 3/16  September 109 11/16
October    19 1/2  October   23 3/8   October   34 1/8  October   28 3/8   October   63 3/16  October    86
November   26 1/4  November  25 11/16 November  34 1/2  November  31 1/8   November  48       November   81 7/16
December   32      December  25       December  38 1/4  December  41 1/16  December  54 1/8   December   82 15/16

      The closing price on January 18, 2001 was 59.25.

                       HUMAN GENOME SCIENCES, INC. (HGSI)

      Human Genome Sciences, Inc. researches and develops therapeutic products based on the identification and discovery of the medical utility of genes. Human Genome Sciences researches and develops recombinant therapeutic proteins, which are proteins that can be produced on a large scale, fusion proteins and antibodies which can be used as drugs to treat diseases. Using gene sequencing technology, Human Genome Sciences also generates a collection of partial human gene sequences in database format.

           Closing            Closing            Closing            Closing            Closing             Closing
  1995      Price     1996     Price     1997     Price     1998     Price     1999     Price     2000      Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- --------- ---------
January     3 17/32 January   10 7/8   January   11 1/2   January    9 15/32 January    8 11/32 January    49
February    3 1/8   February  10 13/32 February   9 1/2   February  10 5/8   February   7 15/32 February  109 1/8
March       3 5/32  March      9 5/8   March      8 1/8   March      9 61/64 March      8 43/64 March      41 17/32
April       3 5/32  April      9 15/16 April      7 27/32 April      9 3/32  April      9 1/4   April      38 9/32
May         3 3/4   May        9 5/32  May        9 11/16 May        9 1/8   May       10 9/16  May        43 7/8
June        4 3/16  June       9 3/16  June       8 5/16  June       8 59/64 June       9 7/8   June       66 11/16
July        6       July       7 11/16 July       8 3/32  July       9 3/8   July      13 1/64  July       60 13/32
August      5 1/2   August     8 17/32 August     9 5/16  August     6 3/16  August    17 1/64  August     83 15/32
September   5 7/16  September  9 7/16  September 10 49/64 September  7 1/2   September 18 7/16  September  86 9/16
October     4 29/32 October    9 1/8   October   10 1/4   October    8 21/32 October   21 27/32 October    88 25/64
November    6 3/4   November   9 5/16  November  10 1/4   November   7 13/16 November  28       November   62 3/16
December    9 9/16  December  10 3/16  December   9 15/16 December   8 57/64 December  38 5/32  December   69 5/16

      The closing price on January 18, 2001 was 55.75.

                            ICOS CORPORATION (ICOS)

      ICOS Corporation develops protein-based and small molecule therapeutics for the treatment of various sexual dysfunctions, cardiovascular disease, inflammatory diseases and cancer. ICOS develops and markets several of its products through collaborations with other pharmaceutical and biotechnology companies.

           Closing           Closing           Closing            Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price     1998     Price     1999     Price     2000     Price
---------  ------- --------- ------- --------- -------- --------- -------- --------- -------- --------- --------
January     4 3/8  January   8 5/8   January    8       January   16 1/16  January   26 3/4   January   34 7/16
February    4 1/2  February  8 1/2   February   8 1/2   February  14 1/16  February  24 1/2   February  52 3/8
March       4 3/8  March     9 3/8   March      7 5/16  March     15 1/4   March     33 3/4   March     36 1/8
April       4 5/8  April     8 13/16 April      6 15/16 April     14 3/4   April     39 3/4   April     40 1/4
May         5 1/8  May       8 7/8   May        8 1/16  May       21 1/16  May       43 13/16 May       35
June        5 3/4  June      8 3/4   June       8 1/4   June      19 1/8   June      40 13/16 June      44
July        6 3/8  July      6 5/8   July       8 5/8   July      23 1/2   July      37 3/8   July      45 5/8
August      6 7/8  August    7 7/8   August     9 5/8   August    14 7/8   August    31 13/16 August    58 11/16
September   6 7/8  September 8 3/4   September 12 5/8   September 17 3/4   September 29 1/2   September 54 1/8
October     5 3/4  October   7 1/2   October   14       October   18 1/2   October   28 11/16 October   51 3/8
November    7      November  7 5/8   November  13 13/16 November  21 11/16 November  31 13/16 November  38 15/16
December    7 3/8  December  7 5/8   December  18 5/16  December  29 3/4   December  29 1/4   December  51 15/16

      The closing price on January 18, 2001 was 48.00.

                    IDEC PHARMACEUTICALS CORPORATION (IDPH)

      IDEC Pharmaceuticals Corporation is a biopharmaceutical company engaged primarily in research, development and marketing of therapies for the treatment of cancer and autoimmune and inflammatory diseases. IDEC's main product, is used to treat non-Hodgkin's lymphomas, which is a type of cancer of the lymphatic system. IDEC is also developing products for the treatment of various autoimmune diseases such as rheumatoid arthritis and psoriasis.

           Closing           Closing           Closing           Closing           Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- ------- --------- -------- --------- --------
January      27/64 January   3 37/64 January   3 7/8   January   6 61/64 January    8 27/64 January   42 1/16
February     5/8   February  3 3/8   February  4 9/64  February  7 9/16  February   7 7/32  February  46 61/64
March        5/8   March     3 45/64 March     3 31/32 March     7 3/8   March      8 9/16  March     32 3/4
April        43/64 April     4 13/16 April     2 61/64 April     6       April      8 29/64 April     21 21/64
May          3/4   May       4 19/64 May       3 3/4   May       5 1/4   May        8 13/32 May       21 17/64
June         15/16 June      3 55/64 June      4 3/64  June      3 59/64 June      12 27/32 June      39 7/64
July       1 1/8   July      2 37/64 July      4 35/64 July      3 61/64 July      16 33/64 July      40 15/16
August     1 9/64  August    3 57/64 August    5 1/16  August    3       August    21 11/64 August    46 35/64
September  1 5/16  September 4       September 6 63/64 September 3 61/64 September 15 43/64 September 58 29/64
October    1 63/64 October   3 39/64 October   6 23/64 October   4 63/64 October   19 23/64 October   65 3/8
November   2 19/64 November  4 3/64  November  5 53/64 November  5 39/64 November  21 1/8   November  58 1/64
December   3 1/4   December  3 61/64 December  5 47/64 December  7 53/64 December  32 3/4   December  63 3/16

      The closing price on January 18, 2001 was 56.80.

                           IMMUNEX CORPORATION (IMNX)

      Immunex Corporation is a biopharmaceutical company that is focused on developing immune system technology to protect against disease. Immunex focuses on the discovery and development of antibodies and molecules with potential applications for the treatment of diseases. Immunex's therapeutic products are used to treat immunological disorders such as rheumatoid arthritis, inflammatory diseases such as asthma, cancer and cardiovascular disease.

           Closing           Closing           Closing           Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- -------- --------- --------
January    1 17/64 January   1 23/64 January   1 11/16 January    4 37/64 January   13 1/64  January   43 37/64
February   1 25/64 February  1 21/64 February  2 23/64 February   4 59/64 February  11 51/64 February  65 13/16
March      1 7/16  March     1 11/32 March     2 13/64 March      5 39/64 March     13 7/8   March     63 7/16
April      1       April     1 19/64 April     2 21/64 April      5 23/32 April     15 59/64 April     39 3/8
May        1 5/64  May       1 19/64 May       2 39/64 May        5 9/64  May       21 11/16 May       25 7/8
June       1 5/64  June      1 9/64  June      3 1/64  June       5 33/64 June      21 15/64 June      49 7/16
July       1 11/64 July      1 3/64  July      3 3/16  July       5 57/64 July      18 13/16 July      50 11/16
August     1 19/64 August    1 3/32  August    3 41/64 August     4 7/32  August    22 7/16  August    50 1/4
September  1 3/16  September 1 5/64  September 5 39/64 September  4 39/64 September 14 29/64 September 43 1/2
October    1 1/16  October   1 1/8   October   5 21/64 October    5 3/4   October   21       October   42 9/16
November   1 3/8   November  1 1/8   November  4 49/64 November   7 43/64 November  23 5/8   November  37 3/16
December   1 3/8   December  1 5/8   December  4 1/2   December  10 31/64 December  36 7/16  December  40 5/8

      The closing price on January 18, 2001, was 34.44.

                             MEDIMMUNE, INC. (MEDI)

      MedImmune, Inc. is a biotechnology company that focuses on using advances in immunology and other biological sciences to develop products to treat infectious diseases, immune regulation and oncology. MedImmune's products include an antibody used to treat pediatric infectious diseases, such as certain viruses, and products to treat immune system disorders and cancer.

           Closing           Closing           Closing           Closing            Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price     1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- -------- --------- --------
January    1 3/16  January   3 3/64  January   2 41/64 January    7 41/64 January   16 1/2   January   48 43/64
February   1 11/64 February  3 1/8   February  2 27/64 February   8 41/64 February  18 21/64 February  66 11/64
March      1 1/16  March     2 5/8   March     2 19/64 March      9 3/16  March     19 47/64 March     58 3/64
April      1 1/4   April     2 3/4   April     2 11/64 April      8 51/64 April     18 3/8   April     53 5/16
May        1 29/64 May       3 7/64  May       2 37/64 May        8 5/16  May       21 13/64 May       51 51/64
June       2 25/64 June      2 53/64 June      3 5/64  June      10 25/64 June      22 37/64 June      74
July       1 1/2   July      2 19/64 July      3 61/64 July       9 51/64 July      26 5/8   July      59 1/2
August     2 1/16  August    2 21/64 August    4 27/64 August     8 3/64  August    34 25/64 August    84 1/8
September  1 55/64 September 2 3/8   September 6 1/8   September 10 51/64 September 33 7/32  September 77 1/4
October    1 13/16 October   2 37/64 October   6 41/64 October   11 13/64 October   37 21/64 October   65 3/8
November   2 1/8   November  2 35/64 November  6 3/8   November  11 9/64  November  40 1/16  November  53 3/16
December   3 21/64 December  2 53/64 December  7 9/64  December  16 37/64 December  55 19/64 December  47 11/16

      The closing price on January 18, 2001 was 46.94.

                    MILLENNIUM PHARMACEUTICALS, INC. (MLNM)

      Millennium Pharmaceuticals, Inc. uses genetics and genomics to identify the genes responsible for common, major diseases and to determine the gene's role in disease initiation and progression. Millenium uses this research to create a technology platform designed to increase the speed of drug discovery. Millenium's research focuses on, among other things, forms of diabetes, asthma and related allergies, cardiovascular diseases, cancer, central nervous system disorders and osteoporosis.

           Closing           Closing           Closing           Closing           Closing            Closing
  1995      Price    1996     Price    1997     Price    1998     Price    1999     Price     2000     Price
---------  ------- --------- ------- --------- ------- --------- ------- --------- -------- --------- --------
January      *     January      *    January   4 27/32 January   4 45/64 January    9 1/2   January   46 55/64
February     *     February     *    February  4 3/16  February  5 1/32  February   7 49/64 February  65 1/32
March        *     March        *    March     3 13/32 March     4 21/32 March      7 13/16 March     32 15/32
April        *     April        *    April     3 11/16 April     4 3/4   April      9 19/64 April     39 11/16
May          *     May       5 1/16  May       4 3/8   May       4 13/32 May        9 15/32 May       41 13/16
June         *     June      3 7/8   June      4 1/32  June      3 17/32 June       9       June      55 15/16
July         *     July      3 7/8   July      3 21/32 July      3 3/4   July      15 5/8   July      48 1/8
August       *     August    4 9/16  August    3 3/8   August    2 7/8   August    14 47/64 August    71 9/16
September    *     September 4 9/16  September 4 7/8   September 4 11/32 September 16 1/4   September 73 1/32
October      *     October   5 3/32  October   4 63/64 October   4 19/32 October   17 17/32 October   72 9/16
November     *     November  4 7/16  November  5       November  5 3/32  November  24 11/32 November  48 9/16
December     *     December  4 11/32 December  4 3/4   December  6 15/32 December  30 1/2   December   61 7/8

      The closing price on January 18, 2001 was 47.56.

                                QLT INC. (QLTI)

      QLT Inc. develops and markets products for use in photodynamic therapy, which is an emerging field of medicine that uses light-activated drugs in the treatment of disease. QLT's products include a photodynamic therapy drug used in the treatment of various cancers and a drug to treat severe vision loss in people over the age of 50. Shares of QLT also trade on the Toronto Stock Exchange.

           Closing           Closing            Closing            Closing           Closing            Closing
  1995      Price    1996     Price     1997     Price     1998     Price    1999     Price     2000     Price
---------  ------- --------- -------- --------- -------- --------- ------- --------- -------- --------- --------
January    2 15/16 January   4 1/2    January   11 5/8   January   6 15/16 January   20 5/32  January   69 1/16
February   2 3/4   February  6        February  13 15/32 February  7 3/16  February  19 1/2   February  71 3/8
March      2 1/2   March     6 1/2    March     10 3/8   March     8 11/16 March     20 3/8   March     55 1/4
April      2 11/16 April     10 1/4   April     11 9/16  April     8 11/16 April     22 27/32 April     55 9/16
May        2 45/64 May       10 11/16 May       11 5/16  May       9 3/4   May       21 7/8   May       48 15/16
June       2 11/16 June      9 1/4    June      10 1/2   June      8 3/8   June      27 1/2   June      77 5/16
July       3 1/2   July      7 11/32  July      10 3/16  July      8       July      32       July      65 7/8
August     3 3/16  August    8 3/8    August    9 9/16   August    6 1/4   August    40 15/16 August    74 1/16
September  3 1/2   September 9 7/64   September 8 7/32   September 5 7/8   September 38 7/32  September 70 7/8
October    3       October   8 15/16  October   8 11/16  October   7 47/64 October   42 3/8   October   49 47/64
November   3 13/16 November  9 11/16  November  6        November  7 29/32 November  44 5/8   November  43 15/16
December   5 1/16  December  10 1/16  December  5 9/16   December  11 3/8  December  58 3/4   December  28

      The closing price on January 18, 2001 was 27.19.

                              SEPRACOR INC. (SEPR)

      Sepracor Inc. is a pharmaceutical company that focuses on the development and marketing of versions of existing drugs which are designed to be safer, purer and more effective. Sepracor selects for genetic re-engineering drugs which have the potential for increased efficacy, reduced side effects, or both. Sepracor concentrates its development efforts on drugs for respiratory, urological and central nervous system diseases.

           Closing            Closing           Closing            Closing            Closing             Closing
  1995      Price     1996     Price    1997     Price     1998     Price     1999     Price     2000      Price
---------  -------- --------- ------- --------- -------- --------- -------- --------- -------- --------- ---------
January     3 1/8   January   9 5/16  January   13 1/4   January   17 9/16  January   57 3/8   January    70
February    3 3/4   February  7 3/4   February  12 1/16  February  20 1/8   February  62 3/8   February  101 3/8
March       5 1/16  March     7 5/16  March     11 17/32 March     21 5/16  March     56 1/8   March      72 13/16
April       4 27/32 April     7       April      9 3/4   April     23 1/8   April     42 1/4   April      92
May         6       May       7 5/16  May       12 1/4   May       21 1/2   May       31 7/8   May        95 5/8
June        6 3/4   June      7 1/2   June      12 29/32 June      20 3/4   June      40 5/8   June      120 5/8
July        7 7/16  July      6 3/4   July      12 9/16  July      27       July      36 3/4   July      105 3/4
August      9 3/8   August    6 5/8   August    11       August    23 13/16 August    37 7/16  August    110
September  10 13/16 September 7 1/16  September 16 7/16  September 32 7/8   September 37 3/4   September 122 11/16
October     8 7/16  October   8 1/8   October   17 15/16 October   34 5/16  October   41 19/32 October    68 1/8
November    8       November  8 5/16  November  18 7/16  November  41 1/2   November  48 9/16  November   73 1/16
December    9 3/16  December  8 5/16  December  20 1/32  December  44 1/16  December  49 19/32 December   80 1/8

      The closing price on January 18, 2001 was 67.44.

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                          [LOGO] BIOTECH HOLDRS SM

                       1,000,000,000 Depositary Receipts
                           Biotech HOLDRS SM Trust

                              -------------------

                              P R O S P E C T U S

                              -------------------


                                January 23, 2001



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